UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

AlphaPoint Technology, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54502	26-3748249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

6371 Business Blvd. Suite 200 Sarasota, FL	34240
(Address of Principal Executive Offices)	(Zip Code)

(941) 907-8822
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On May 23, 2018, AlphaPoint Technology, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Gubin Enterprises Limited Partnership (the “Buyer”). Pursuant to the terms of the Agreement, the Company agreed to sell and the Buyer agreed to purchase (i) 4,950,000 shares of the Company’s common stock, and (ii) a warrant to purchase 9,000,000 shares of the Company’s common stock at a price of $0.10 per share of common stock, which warrant shall have a three year term, for a purchase price of $250,000 (the “Securities Purchase”). In addition, at the closing and conditioned thereon, the Company agreed to issue 1,100,000 additional shares of common stock to the Midwest Torah Center, a non-profit entity for purposes of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“Midwest Torah”).

The Securities Purchase closed on May 23, 2018.

The Agreement contains standard covenants, conditions, representations and warranties.

In connection with entry into the Agreement, on May 23, 2018, the Company issued a Common Stock Purchase Warrant (the “Warrant”) to the Buyer, pursuant to which the Buyer may purchase up to 9,000,000 shares of the Company’s common stock at a price of $0.10 per share of common stock. The Warrant has a term of three years.

The foregoing description of the Agreement and the Warrant is a summary only and is qualified in its entirety by reference to the full text of such documents, filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. In addition, in April 2018, the Company sold 1,050,000 restricted shares of the Company’s common stock to Ronald Stein, an unrelated third party. The securities issuances described in this Current Report on Form 8-K were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Section 4(a)(2) and Section 2(a)(3), as applicable, under the Securities Act. After giving effect to the issuance of 4,950,000 shares to the Buyer, 1,100,000 shares to Midwest Torah, and 1,050,000 shares to Mr. Stein, there are 92,463,259 shares of the Company’s common stock outstanding.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Document Description

10.1	Securities Purchase Agreement dated May 23, 2018 by and between the registrant and Gubin Enterprises Limited Partnership.

10.2	Common Stock Purchase Warrant issued to Gubin Enterprises Limited Partnership, dated May 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlphaPoint Technology, Inc.

Dated: May 29, 2018	/s/ Gary Macleod
Gary Macleod
Chief Executive Officer